Provisions and other liabilities (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of other provisions [Abstract]
Disclosure of other provisions [Table Text Block]
	Year ended December 31, 2020					Year ended December 31, 2019
	Environmental rehabilitation(ii)	Lease liabilities(iii)	Total	Restricted share units(i)	Deferred share units(i)	Environmental Rehabilitation(i)	Lease liabilities(iii)	Total
	$	$	$	$	$	$	$	$
Balance - January 1	20,527	10,127	30,654	32	3,462	—	—	3,494
Acquisition of the San Antonio gold project (Note 8)	9,301	—	9,301	—	—	—	—	—
Acquisition of Barkerville Gold Mines Ltd. (Note 9)	—	—	—	—	—	20,549	—	20,549
Adoption of IFRS 16	—	—	—	—	—	—	10,893	10,893
New liabilities	4,176	2,394	6,570	11	416	—	—	427
Revision of estimates	(310)	—	(310)	2	388	(111)	—	279
Accretion	820	—	820	—	—	89	—	89
Settlement/payments of liabilities	(500)	(1,155)	(1,655)	(45)	(544)	—	(766)	(1,355)
DSU to be settled in equity	—	—	—	—	(3,722)	—	—	(3,722)
Currency translation adjustments	587	—	587	—	—	—	—	—
Balance - December 31	34,601	11,366	45,967	—	—	20,527	10,127	30,654
Current portion	3,019	1,412	4,431	—	—	493	796	1,289
Non-current portion	31,582	9,954	41,536	—	—	20,034	9,331	29,365
	34,601	11,366	45,967	—	—	20,527	10,127	30,654

(i) Additional information on the Deferred Share Units ("DSU") and Restricted Share Units ("RSU") are presented in Note 23.

(ii) The environmental rehabilitation provision represents the legal and contractual obligations associated with the eventual closure of the Company's mining interests, plant and equipment and exploration and evaluation assets. As at December 31, 2020, the estimated inflation-adjusted undiscounted cash flows required to settle the environmental rehabilitation amounts to $40.7 million. The weighted average actualization rate used is 3.5% and the disbursements are expected to be made from 2021 to 2030 as per the current closure plans.

(iii) The lease liabilities are mainly related to leases for office space and mining equipment.